Exhibit 99.1

Harrow Announces Fourth Quarter and Year-End 2023 Financial Results

Full-Year 2023 Highlights:

●	Revenues of $130.2 million, an increase of 47% over 2022 revenues of $88.6 million.
●	GAAP net loss of $(24.4 million) compared with $(14.1 million) for the prior-year period.
●	Adjusted EBITDA of $28.1 million, an increase of 116% over 2022 Adjusted EBITDA of $13.0 million.
●	Cash from operating activities of $3.8 million.
●	GAAP gross margin was 70% compared with 71% in the prior-year period.
●	Core gross margin was 77% compared with 73% in the prior-year period.
●	Cash and cash equivalents of $83 million, including investments in Eton Pharmaceuticals, as of December 31, 2023.

NASHVILLE, Tenn., March 19, 2024 – Harrow (Nasdaq: HROW), a leading U.S. eyecare pharmaceutical company, announced results for the fourth quarter and year ended December 31, 2023. The Company also posted its fourth quarter and year-end Letter to Stockholders and corporate presentation to the “Investors” section of its website, harrow.com. The Company encourages all Harrow stockholders to review these documents, which provide additional details concerning the historical quarterly period as well as the future expectations for the business.

“This past year, little Harrow grew up, transforming from a company focused exclusively on its market-leading ImprimisRx compounded business, to a growing leader in the North American ophthalmic pharmaceuticals market – with a total 18 branded products,” said Mark L. Baum, CEO of Harrow. “In addition to the significant revenue and Adjusted EBIDTA growth the team delivered, we launched products and began to generate cash from our Big Three products – IHEEZO, VEVYE and TRIESENCE. Finally, we also attracted experienced, well connected, and highly motivated talent to join Harrow – setting the table beautifully for 2024 and for many years to come, when we expect significant growth from IHEEZO, continued success with our VEVYE launch, and having TRIESENCE back in inventory and available, potentially this year. In summary, supported by the tremendous progress we made in 2023, this year, too, is shaping up to be another exciting year of growth. I am confident that we have the products, resources, and people to take full advantage of the opportunities we see ahead of us today and for many years to come.”

Fourth quarter and year-end 2023 figures of merit:

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2023	2022	2023	2022
Net revenues	$36,355,000	$20,329,000	$130,193,000	$88,595,000
Gross margin	69%	70%	70%	71%
Core gross margin(1)	75%	71%	77%	73%
Net (loss) income	(9,148,000)	1,055,000	(24,411,000)	(14,086,000)
Core net (loss) income(1)	(7,016,000)	2,103,000	(11,512,000)	(1,375,000)
Adjusted EBITDA(1)	2,563,000	1,089,000	28,119,000	13,017,000
Basic and diluted net (loss) income per share	(0.26)	0.04	(0.75)	(0.51)
Core net (loss) income per share(1):
Basic	(0.20)	0.08	(0.35)	(0.05)
Diluted	(0.20)	0.07	(0.35)	(0.05)

(1)	Core gross margin, core net (loss) income , core basic and diluted net (loss) income per share (collectively, “Core Results”), and Adjusted EBITDA are non-GAAP measures. For additional information, including a reconciliation of such Core Results and Adjusted EBITDA to the most directly comparable measures presented in accordance with GAAP, see the explanation of non-GAAP measures and reconciliation tables at the end of this release.

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Harrow Announces Fourth Quarter and Year-end 2023 Financial Results

March 19, 2024

Conference Call and Webcast

The Company’s management team will host a conference call and live webcast tomorrow morning, Wednesday, March 20, 2024, at 8:00 a.m. Eastern Time to discuss the fourth quarter and year-end 2023 results and provide a business update. To participate in the call, see details below:

Conference Call Details:
Date:	Wednesday, March 20, 2024
Time:	8:00 a.m. Eastern time
Participant Dial-in:	1-833-953-2434 (U.S.) 1-412-317-5763 (International)
Replay Dial-in (Passcode 6766979): (telephonic replay through March 27, 2024)	1-877-344-7529 (U.S.) 1-412-317-0088 (International)
Webcast: (online replay through March 20, 2025)	harrow.com

About Harrow

Harrow, Inc. (Nasdaq: HROW) is a leading eyecare pharmaceutical company engaged in the discovery, development, and commercialization of innovative ophthalmic pharmaceutical products for the North American market. Harrow helps eyecare professionals preserve the gift of sight by making its comprehensive portfolio of prescription and non-prescription pharmaceutical products accessible and affordable to millions of patients each year. For more information about Harrow, please visit harrow.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this release that are not historical facts may be considered such “forward-looking statements.” Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties which may cause results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ from those predicted include, among others, risks related to: liquidity or results of operations; our ability to successfully implement our business plan, develop and commercialize our products, product candidates and proprietary formulations in a timely manner or at all, identify and acquire additional products, manage our pharmacy operations, service our debt, obtain financing necessary to operate our business, recruit and retain qualified personnel, manage any growth we may experience and successfully realize the benefits of our previous acquisitions and any other acquisitions and collaborative arrangements we may pursue; competition from pharmaceutical companies, outsourcing facilities and pharmacies; general economic and business conditions, including inflation and supply chain challenges; regulatory and legal risks and uncertainties related to our pharmacy operations and the pharmacy and pharmaceutical business in general; physician interest in and market acceptance of our current and any future formulations and compounding pharmacies generally. These and additional risks and uncertainties are more fully described in Harrow’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Such documents may be read free of charge on the SEC’s web site at sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Except as required by law, Harrow undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

Contact:

Jamie Webb, Director of Communications and Investor Relations

jwebb@harrowinc.com

615-733-4737

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Harrow Announces Fourth Quarter and Year-end 2023 Financial Results

March 19, 2024

HARROW, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31, 2023	December 31, 2022
	(unaudited)
ASSETS
Cash and cash equivalents	$74,085,000	$96,270,000
All other current assets	65,397,000	21,990,000
Total current assets	139,482,000	118,260,000
All other assets	172,682,000	39,118,000
TOTAL ASSETS	$312,164,000	$157,378,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$49,344,000	$18,632,000
Loans payable, net of unamortized debt discount	183,172,000	104,174,000
All other liabilities	9,237,000	7,332,000
TOTAL LIABILITIES	241,753,000	130,138,000
TOTAL STOCKHOLDERS’ EQUITY	70,411,000	27,240,000
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$312,164,000	$157,378,000

HARROW, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2023	2022	2023	2022
Net revenues	$36,355,000	$20,329,000	$130,193,000	$88,595,000
Cost of sales	11,302,000	6,165,000	39,640,000	25,383,000
Gross profit	25,053,000	14,164,000	90,553,000	63,212,000
Selling, general and administrative	26,212,000	15,239,000	83,090,000	58,243,000
Research and development	3,336,000	703,000	6,652,000	3,050,000
Impairment of long-lived assets	380,000	-	380,000	-
Total operating expenses	29,928,000	15,942,000	90,122,000	61,293,000
(Loss) income from operations	(4,875,000)	(1,778,000)	431,000	1,919,000
Total other (expense) income, net	(4,808,000)	2,833,000	(24,141,000)	(15,930,000)
Income tax benefit (expense)	535,000	-	(701,000)	(75,000)
Net loss (income) attributable to Harrow, Inc.	$(9,148,000)	$1,055,000	$(24,411,000)	$(14,086,000)
Net loss (income) per share of common stock, basic and diluted	$(0.26)	$0.04	$(0.75)	$(0.51)

HARROW, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,
	2023	2022
Net cash provided by (used in):
Operating activities	$3,840,000	$1,705,000
Investing activities	(152,553,000)	(1,743,000)
Financing activities	126,528,000	54,141,000
Net change in cash and cash equivalents	(22,185,000)	54,103,000
Cash and cash equivalents at beginning of the period	96,270,000	42,167,000
Cash and cash equivalents at end of the period	$74,085,000	$96,270,000

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Harrow Announces Fourth Quarter and Year-end 2023 Financial Results

March 19, 2024

Non-GAAP Financial Measures

In addition to the Company’s results of operations determined in accordance with U.S. generally accepted accounting principles (GAAP), which are presented and discussed above, management also utilizes Adjusted EBITDA and Core Results, unaudited financial measures that are not calculated in accordance with GAAP, to evaluate the Company’s financial results and performance and to plan and forecast future periods. Adjusted EBITDA and Core Results are considered “non-GAAP” financial measures within the meaning of Regulation G promulgated by the SEC. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results, provide a more complete understanding of the Company’s results of operations and the factors and trends affecting its business. Management believes Adjusted EBITDA and Core Results provide meaningful supplemental information regarding the Company’s performance because (i) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making; (ii) they exclude the impact of non-cash or, when specified, non-recurring items that are not directly attributable to the Company’s core operating performance and that may obscure trends in the Company’s core operating performance; and (iii) they are used by institutional investors and the analyst community to help analyze the Company’s results. However, Adjusted EBITDA, Core Results, and any other non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Further, non-GAAP financial measures used by the Company and the way they are calculated may differ from the non-GAAP financial measures or the calculations of the same non-GAAP financial measures used by other companies, including the Company’s competitors.

Adjusted EBITDA

The Company defines Adjusted EBITDA as net loss, excluding the effects of stock-based compensation and expenses, impairment of intangible assets, interest, taxes, depreciation, amortization, investment (income) loss, net, and, if any and when specified, other non-recurring income or expense items. Management believes that the most directly comparable GAAP financial measure to Adjusted EBITDA is net loss. Adjusted EBITDA has limitations and should not be considered as an alternative to gross profit or net loss as a measure of operating performance or to net cash provided by (used in) operating, investing, or financing activities as a measure of ability to meet cash needs.

The following is a reconciliation of Adjusted EBITDA, a non-GAAP measure, to the most comparable GAAP measure, net loss, for the three months and year ended December 31, 2023, and for the same periods in 2022:

HARROW, INC.

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2023	2022	2023	2022
GAAP net (loss) income	$(9,148,000)	$1,055,000	$(24,411,000)	$(14,086,000)
Stock-based compensation and expenses	4,175,000	2,033,000	15,696,000	7,974,000
Impairment of intangible assets	380,000	-	380,000	-
Interest expense, net	5,124,000	1,858,000	21,324,000	7,244,000
Income tax (benefit) expense	(535,000)	-	701,000	75,000
Depreciation	435,000	387,000	1,530,000	1,477,000
Amortization of intangible assets	2,448,000	378,000	10,082,000	1,578,000
Investment (income) loss, net	(416,000)	670,000	(3,092,000)	14,047,000
Loss on disposal of equipment	146,000	69,000	168,000	69,000
Gain on sale of non-ophthalmology assets	-	(5,259,000)	-	(5,259,000)
Other expense (income), net	(46,000)	(102,000)	5,741,000 (1)	(102,000)
Adjusted EBITDA	$2,563,000	$1,089,000	$28,119,000	$13,017,000

(1)	Includes $5,465,000 for the loss on extinguishment of debt.

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Harrow Announces Fourth Quarter and Year-end 2023 Financial Results

March 19, 2024

Core Results

Harrow Core Results, including core gross margin, core net (loss) income, and core basic and diluted loss per share exclude (1) all amortization and impairment charges of intangible assets, excluding software development costs, (2) net gains and losses on investments and equity securities, including equity method gains and losses and equity valued at fair value through profit and loss (“FVPL”), and preferred stock dividends, and (3) gains/losses on forgiveness of debt. In other periods, Core Results may also exclude fair value adjustments of financial assets in the form of options to acquire a company carried at FVPL, obligations related to product recalls, certain acquisition-related items, restructuring charges/releases and associated items, related legal items, gains/losses on early extinguishment of debt or debt modifications, impairments of property, plant and equipment and software, as well as income and expense items that management deems exceptional and that are or are expected to accumulate within the year to be over a $100,000 threshold.

The following is a reconciliation of Core Results, non-GAAP measures, to the most comparable GAAP measures for the three months and year ended December 31, 2023, and for the same periods in 2022:

For the Three Months Ended December 31, 2023
	GAAP Results	Amortization of Certain Intangible Assets	Investment Gains	Other Items	Core Results
Gross profit	$25,053,000	$2,140,000	$-	$-	$27,193,000
Gross margin	69%				75%
Operating (loss) income	(4,875,000)	2,448,000	-	-	(2,427,000)
(Loss) income before taxes	(9,683,000)	2,448,000	(416,000)	100,000	(7,551,000)
Tax benefit	535,000	-	-	-	535,000
Net (loss) income	(9,148,000)	2,448,000	(416,000)	100,000	(7,016,000)
Basic and diluted loss per share ($)(1)	(0.26)				(0.20)
Weighted average number of shares of common stock outstanding, basic and diluted	35,353,848				35,353,848

For the Year Ended December 31, 2023
	GAAP Results	Amortization of Certain Intangible Assets	Investment Gains	Other Items	Core Results
Gross profit	$90,553,000	$9,314,000	$-	$-	$99,867,000
Gross margin	70%				77%
Operating income	431,000	10,082,000	-	-	10,513,000
(Loss) income before taxes	(23,710,000)	10,082,000	(3,092,000)	5,909,000	(12,899,000)
Tax expense	(701,000)	-	-	-	(701,000)
Net (loss) income	(24,411,000)	10,082,000	(3,092,000)	5,909,000	(11,512,000)
Basic and diluted loss per share ($)(1)	(0.75)				(0.35)
Weighted average number of shares of common stock outstanding, basic and diluted	32,616,777				32,616,777

Harrow Announces Fourth Quarter and Year-end 2023 Financial Results

March 19, 2024

For the Three Months Ended December 31, 2022
	GAAP Results	Amortization of Certain Intangible Assets	Investment Losses	Core Results
Gross profit	$14,164,000	$341,000	$-	$14,505,000
Gross margin	70%			71%
Operating (loss) income	(1,778,000)	378,000	-	(1,400,000)
Income before taxes	1,055,000	378,000	670,000	2,103,000
Tax expense	-	-	-	-
Net income	1,055,000	378,000	670,000	2,103,000
Income per share ($)(1):
Basic	0.04			0.08
Diluted	0.04			0.07
Weighted average number of shares of common stock outstanding:
Basic	27,958,392			27,958,392
Diluted	29,426,567			29,426,567

For the Year Ended December 31, 2022
	GAAP Results	Amortization of Certain Intangible Assets	Investment Losses	Core Results
Gross profit	$63,212,000	$1,364,000	$-	$64,576,000
Gross margin	71%			73%
Operating income	1,919,000	1,578,000	-	3,497,000
(Loss) Income before taxes	(14,011,000)	1,578,000	11,133,000,	(1,300,000)
Tax expense	(75,000)	-	-	(75,000)
Net (loss) income	(14,086,000)	1,578,000	11,133,000	(1,375,000)
Basic and diluted (loss) per share ($)(1)	(0.51)			(0.05)
Weighted average number of shares of common stock outstanding, basic and diluted	27,460,968			27,460,968

(1)	Core basic and diluted loss per share is calculated using the weighted-average number of shares of common stock outstanding during the period. Core basic and diluted loss per share also contemplates dilutive shares associated with equity-based awards as described in Note 2 and elsewhere in the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

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